UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

26North BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56594	93-2305832
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Madison Avenue, 26th Floor, New York, NY, 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 224-0626

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2024, 26N DL Funding 1 LLC (“Financing SPV”), a wholly owned subsidiary of 26North BDC, Inc. (the “Company”), entered into Amendment No. 2 (the “Amendment No. 2”) to that certain Loan and Security Agreement, dated as of October 18, 2023 (as amended by Amendment No. 1 dated as of July 3, 2024 and as amended, restated or otherwise modified from time to time, the “JPM Facility”), by and among Financing SPV, as the Borrower, the Company, as the Parent and a Pledgor, 26N DL SPV LLC, as a Pledgor, 26North Direct Lending LP as Portfolio Manager, the Lenders party thereto, the Collateral Agent, Collateral Administrator and Securities Intermediary party thereto, and JPMorgan Chase Bank, National Association, as Administrative Agent. Amendment No. 2 amended certain terms of the JPM Facility, including, but not limited to, amendments to (a) increase the Commitment to a total of $400,000,000 and (b) modify the interest charged on the JPM Facility to a rate based on SOFR, SONIA, SARON, EURIBOR or CORRA, as applicable (or, if SOFR is not available, a benchmark replacement or a “base rate” (which is the greater of the prime rate and the federal funds rate plus 0.50%), as applicable), plus a margin of (1) 2.65% prior to the earlier of (x) the first day on which the Company has drawn more than one-third of its Capital Commitments and (y) April 18, 2025 and (2) 2.75% thereafter. The other material terms of the JPM Facility remain unchanged. Borrowings under the JPM Facility are subject to various covenants under the related agreements as well as the leverage restrictions contained in the Investment Company Act of 1940, as amended.

Capitalized terms used but not defined in this Item 1.01 shall have the meanings given to them in the JPM Facility.

The description above is only a summary of the material provisions of Amendment No. 2 and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 2 to the Loan and Security Agreement, dated as of September 30, 2024, by and among 26N DL Funding 1 LLC, as Borrower, 26North BDC, Inc., as Parent and Pledgor, 26N DL SPV LLC, as Pledgor, 26North Direct Lending LP, as Portfolio Manager, the Lenders party thereto, the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto and JPMorgan Chase Bank, National Association, as Administrative Agent.

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

26North BDC, Inc.

Date: October 4, 2024	By:	/s/ Jonathan Landsberg
Jonathan Landsberg
Chief Financial Officer and Treasurer